Putnam
American
Government
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-03

[GRAPHIC OMITTED: STAMPS]

[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have seen media coverage of market timing allegations involving Putnam Investments. A separate letter has been sent to you detailing the steps being taken by Putnam Investments to address these matters. In addition, the Board of Trustees of The Putnam Funds is conducting an independent investigation of these issues. When that investigation is complete, we will report to you on the steps we are taking to make sure that nothing like this happens in the future. We will, of course, ensure that your fund is fully compensated for any losses resulting from improper trading activity at Putnam. We appreciate your loyalty and want you to know that we intend to restore full confidence in Putnam, an organization that aspires to the highest ethical and business standards.

The balance of this report focuses on the performance of your fund. We are pleased to bring you this report on the positive performance at net asset value of Putnam American Government Income Fund for the fiscal year ended September 30, 2003. The fund slightly underperformed its primary benchmark but outperformed its Lipper category average during the period. The details are shown on the facing page.

The management team's defensive positioning in response to the uncertainties present in a challenging market environment paid off when the bond market experienced a sharp correction during the summer. The resulting rise in the value of the portfolio played an important role in the fund's positive performance at net asset value for the full fiscal year.

Unfortunately, as interest rates continued their decline and mortgage repayments remained high, it became necessary to adjust the fund's dividend. Details are on page 5.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 19, 2003



Report from Fund Management

Fund highlights

 * Putnam American Government Income Fund's class A shares returned 2.73% at net asset value and -2.12% at public offering price for the 12 months ended September 30, 2003.

 * Due to its emphasis on defensive positioning, the fund slightly underperformed its benchmark, the Lehman Intermediate Treasury Bond Index, which returned 3.11% during the same period.

 * The fund's results at net asset value outperformed the average for its Lipper category, General U.S. Government Funds, which was 2.23%.

 * The fund's dividend was lowered during the course of the fiscal year. See page 5 for more details.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

During much of the fiscal year, we were concerned about the possibility of rising interest rates and their impact on the portfolio's value. Since yields move in the opposite direction of bond prices, an important part of our strategy was to keep the fund's duration -- a measure of interest-rate sensitivity -- relatively short to reduce the potential impact of a rate increase. It appears that we were a bit early with this approach, as rates declined from the beginning of the fiscal year until the second week of June. However, from that point until the end of August, the bond market encountered a significant correction, with rates on the rise and bond prices falling. With its defensive positioning, your fund enjoyed significant outperformance relative to the index and the Lipper group during the third quarter. However, it was not strong enough to offset the declines experienced during the first nine months of the fund's fiscal year. The other factor that affected performance was our decision to overweight mortgage-backed securities because of the additional yield they offer. During the course of the year, however, mortgages lagged Treasuries.

FUND PROFILE

Putnam American Government Income Fund seeks high current income, primarily by investing in U.S. government securities. The fund seeks capital preservation as a secondary objective. This fund may be suitable for investors who have an investment time horizon of at least three years to give their investment the full potential to benefit from a typical interest-rate cycle.



Market overview

There was a sharp change in market sentiment during the fiscal year. Early on, investors remained concerned about the direction of the U.S. economy and favored the relative security offered by U.S. government and mortgage-backed securities. However, during the summer months, when it became apparent that most investors anticipated stronger growth and, therefore, higher interest rates, demand for these securities dropped off dramatically. In addition, the U.S. dollar weakened, leading to curtailed demand from overseas investors.

During the second half of the fiscal year, another development further weakened prospects for U.S. government securities. Although the U.S. government had been buying back Treasury securities with the surplus it had enjoyed for a few years, it now started to issue more Treasuries in order to finance deficit spending. This increased supply coincided with the marked drop-off in demand, resulting in a bond market characterized by rapidly rising interest rates and sharply falling bond prices. In a short and dramatic reversal, yields on Treasury securities fell to historically low levels in June, only to rise sharply through the end of August. In September, conditions stabilized somewhat, and yields leveled off or fell somewhat thereafter.

Mortgage-backed securities lagged Treasuries over the fiscal year. Earlier on, as interest rates were on the decline, mortgage-backed securities suffered somewhat from prepayment risk -- the risk that homeowners will refinance their mortgages, leaving principal repayments that must be reinvested at lower rates. However, when interest rates rise, another type of risk comes into play. This so-called extension risk means that holders of these securities are unable to take advantage of the current higher rates because their investments are locked in at a lower rate. Thus, mortgage-backed securities can become more vulnerable to price declines as rates go up.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/03
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index                                 3.11%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.41%
------------------------------------------------------------------------------
Lehman Municipal Bond Index                                             3.90%
------------------------------------------------------------------------------
CSFB High Yield Index                                                  28.05%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     24.40%
------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                25.92%
------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  24.37%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/03.
------------------------------------------------------------------------------


Strategy overview

When choosing investments for the fund, we begin by deciding if mortgages or comparable Treasuries are more attractive, based on relative valuations and our opinion about the direction of the economy and interest rates. Then, we look into these sectors to find opportunities through analysis of valuation and yields. Sometimes, we find alternatives in areas of the market that are not included in the benchmark.

Coming into the fiscal year, we believed that positive returns would be dictated more by interest income than by significant capital appreciation. In the mortgage-backed arena, we looked at first to underweight those securities that were more likely to be prepaid in a falling-rate environment, and sought to unearth value among lower-coupon Ginnie Maes, Fannie Maes, and Freddie Macs. We also looked to invest in collateralized mortgage obligations (CMOs) and agency debentures, because they offered attractive yields without adding significant risk.

When rates moved dramatically lower from March to June, we shortened the duration of the portfolio further, and invested the mortgage-backed portion in those securities that we expected to be less negatively affected by rising rates. When interest rates started to rise, we also sought to protect the portfolio from increased extension risk in the mortgage-backed market. Once the yield on the 10-year Treasury note rose to 4.25% at the end of August, we moved the portfolio to a less defensive positioning. While we adjusted this somewhat as the market rallied in September, we remained committed to deriving returns primarily from the income provided by portfolio holdings. As a result, the end of the fiscal year found your fund heavily invested in mortgage-backed securities, with approximately 60% of the portfolio's net assets committed to that area, compared to our usual target of 25%. Within mortgages, we've overweighted high-coupon 30-year Fannie Maes and Ginnie Maes, based on our analysis of relative value and yield.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                              3/31/03     9/30/03
Average effective
maturity in years              5.8          7.3

Duration in years              3.5          3.8

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities) over the six months ended 9/30/03.

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How sector allocations affected performance

The period brought with it significant volatility, and thus numerous challenges. In the midst of such uncertainty, we sought to protect the fund's principal while at the same time looking to garner high current income. Our decision to insulate the fund against possible interest-rate increases dampened performance until rates started to rise significantly from June 13 through August 31. In that timeframe, a defensive duration proved helpful.

Overall, while mortgage-backed securities offered solid absolute returns during the past 12 months, they did not perform as well as Treasuries. Mortgages tend to outperform during stable interest-rate environments, and the past year was anything but stable. Our decision to overweight mortgages, therefore, was one of the factors that resulted in the fund's performance shortfall relative to its benchmark index. However, being ready to handle the volatility that arose helped propel your fund to very strong relative performance during the third quarter of 2003.

Within mortgages, we've overweighted high-coupon 30-year Fannie Maes and Ginnie Maes, based on our analysis of relative value and yield. Among the holdings that helped your fund's performance during the fiscal year were re-performing mortgage loans with 30-year maturities. These are mortgage securities that are purchased by Fannie Mae from Ginnie Mae after homeowners encounter difficulties in meeting their mortgage payments. Fannie Mae reissues the pools of mortgage securities and guarantees them as to timely payment of principal and interest. These bonds offered coupons in the 7.5% range, but with much slower prepayment activity due to the slightly lower credit ratings of the homeowners. As such, we believed they were attractively priced, offered compelling yields with reduced prepayment risk, and offered the relative security of a government agency guarantee.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION AS OF 9/30/03]

PORTFOLIO COMPOSITION AS OF 9/30/03

Collateralized
mortgage obligations                      9.6%

U.S. Treasury
obligations                              18.9%

Short-term
investments                               8.0%

U.S. government and
agency obligations                       20.3%

U.S. government         Fannie Mae       32.1%
and agency              Ginnie Mae       10.4%
mortgage obligations    Freddie Mac       7.6%

Footnote reads:
Weightings are shown as a percentage of net asset value. Holdings will vary over time. A portion of short-term investments reflect amounts used to settle TBA purchase commitments.


While we used the fund's mortgage-backed securities exposure to generate steady income, we used its Treasury allocation in managing the portfolio's interest-rate sensitivity. During the first six months of the fiscal year, we favored Treasury bills, which are offered with maturities of three months, six months, and one year. They differ from Treasury notes, which carry maturities of between 2 and 10 years, and Treasury bonds, which are Treasury securities with maturities of longer than 10 years. We used shorter-term Treasuries and cash equivalents in order to shorten the duration, or interest-rate sensitivity, of the fund. We found that other parts of the Treasury yield curve suffered more price losses when interest rates rose. During the latter stages of the period, we spread our Treasury investments more broadly -- investing in securities with 5-, 10- and 30-year maturities -- looking to capitalize on relative value and yield opportunities.

Securities issued and backed by U.S. government agencies varied as a percentage of the fund, moving from as low as 3% to as high as 20% of the portfolio. At the end of September 2003 they comprised about 18% of the fund's portfolio market value. These investments generally offered solid performance due to the incremental yield they offered over comparable Treasuries. They also tended to be less susceptible than mortgage-backed securities to the volatility that characterized the period.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Falling interest rates through much of the fiscal year made it necessary to decrease the fund's dividend. The fund's dividend for class A shares was lowered from $0.028 to $0.020, and again from $0.020 to $0.016 during the fiscal year. Other share classes experienced similar reductions.

The fund's management team

The fund is managed by the Putnam Core Fixed-Income Team. The members of the team are Kevin Cronin (Portfolio Leader), Rob Bloemker (Portfolio Member), Carl Bell, Andrea Burke, Steve Horner, D. William Kohli,
Michael Salm, John Van Tassel, and David Waldman.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe it is likely the economy will continue to grow, and do so at a more rapid pace. Until now, consumers have led the recovery. At this point, it is important that corporations start to sustain the rebound by increasing capital expenditures. Another data point that will bear watching is the unemployment rate. In general, economies abroad -- particularly in Asia -- are demonstrating stronger growth than the United States. Although this situation may actually help U.S. businesses, many of which have operations or customers abroad, a high current account deficit, diminished consumer confidence, and a weaker dollar remain obstacles for the U.S. economy to overcome.

In our opinion, interest rates are likely to remain relatively stable over the next 6 to 12 months, leading us to believe that returns in the bond market will be driven by interest income instead of capital appreciation or depreciation. In response, we have significantly overweighted the fund's position in mortgage-backed securities because of the additional yield they offer over comparable U.S. Treasuries. Our interest-rate posture is currently neutral. Our aim will be to maximize relative returns through our analysis of valuation and yield opportunities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in these government securities are not guaranteed.
Mortgage-backed securities are subject to prepayment risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended September 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

---------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
---------------------------------------------------------------------------------------
                     Class A         Class B        Class C        Class M     Class R
(inception dates)    (3/1/85)       (5/20/94)      (7/26/99)      (2/14/95)    (4/1/03)
---------------------------------------------------------------------------------------
                   NAV     POP     NAV    CDSC     NAV   CDSC     NAV     POP     NAV
---------------------------------------------------------------------------------------
1 year            2.73%  -2.12%   2.06%  -2.94%   2.06%  1.06%   2.56%  -0.82%   2.55%
---------------------------------------------------------------------------------------
5 years          26.95   20.98   22.15   20.16   21.54  21.54   25.16   21.05   25.42
Annual average    4.89    3.88    4.08    3.74    3.98   3.98    4.59    3.89    4.63
---------------------------------------------------------------------------------------
10 years         75.29   66.96   62.23   62.23   62.55  62.55   71.26   65.70   71.03
Annual average    5.77    5.26    4.96    4.96    4.98   4.98    5.53    5.18    5.51
---------------------------------------------------------------------------------------
Annual average
(life of fund)    7.29    7.01    6.40    6.40    6.48   6.48    6.96    6.77    7.03
---------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/03
------------------------------------------------------------------------------
                                         Lehman              Lipper
                                       Intermediate       General U.S.
                                         Treasury         Gov't Funds
                                        Bond Index     category average*
------------------------------------------------------------------------------
1 year                                    3.11%               2.23%
------------------------------------------------------------------------------
5 years                                  34.24               28.51
Annual average                            6.07                5.13
------------------------------------------------------------------------------
10 years                                 83.43               73.83
Annual average                            6.25                5.66
------------------------------------------------------------------------------
Annual average
(life of fund)                            8.25                7.97
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 9/30/03, there were 183, 132, and 69 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 9/30/93 to 9/30/03

             Fund's class A    Lehman International
Date          shares at POP    Treasury Bond Index

9/30/93            9,525              10,000
9/30/94            9,138               9,849
9/30/95           10,364              10,889
9/30/96           10,741              11,442
9/30/97           11,760              12,330
9/30/98           13,151              13,664
9/30/99           12,873              13,764
9/30/00           13,686              14,603
9/30/01           15,145              16,416
9/30/02           16,252              17,789
9/30/03          $16,696             $18,343

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,223 and $16,255, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $17,126 ($16,570 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $17,103. See first page of performance section for performance calculation method.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/03
-------------------------------------------------------------------------------
                            Class A    Class B   Class C    Class M    Class R
Distributions (number)        12         12        12          12          6
-------------------------------------------------------------------------------
Income                      $0.244     $0.174    $0.174      $0.220     $0.095
-------------------------------------------------------------------------------
Capital gains                  --         --        --          --         --
-------------------------------------------------------------------------------
Total                       $0.244     $0.174    $0.174      $0.220     $0.095
-------------------------------------------------------------------------------
Share value:              NAV    POP     NAV       NAV      NAV    POP    NAV
-------------------------------------------------------------------------------
9/30/02                 $9.08  $9.53    $9.02     $9.05   $9.10  $9.41     --
-------------------------------------------------------------------------------
4/1/03*                    --     --       --        --      --     --  $9.11
-------------------------------------------------------------------------------
9/30/03                  9.08   9.53     9.03      9.06    9.11   9.42   9.08
-------------------------------------------------------------------------------
Current return
(end of period)
-------------------------------------------------------------------------------
Current dividend rate 1 2.11%  2.01%    1.33%     1.32%   1.84%  1.78%  1.98%
-------------------------------------------------------------------------------
Current 30-day
SEC yield 2              3.05   2.95     2.31      2.31    2.80   2.74   2.79
-------------------------------------------------------------------------------

* Inception date of class R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Independent auditors' report

To the Trustees and Shareholders of
Putnam American Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the "fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2003



The fund's portfolio
September 30, 2003

U.S. government and agency obligations (97.3%) (a)
Principal amount                                                          Value

U.S. Government and Agency Mortgage Obligations (58.1%)
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage Corporation
    $8,554,585 7 1/2s, October 1, 2029                               $9,150,737
   100,227,578 4 1/2s, with due dates from April 1,
               2018 to August 1, 2018                               101,163,294
     5,632,886 Federal National Mortgage Association
               Adjustable Rate Mortgages 5.338s,
               September 1, 2031                                      5,787,396
               Federal National Mortgage Association
               Pass-Through Certificates
    22,844,418 7 1/2s, with due dates from May 1,
               2011 to May 1, 2017                                   24,429,350
    38,171,292 7s, with due dates from January 1,
               2023 to January 1, 2033                               40,413,372
   146,419,219 6 1/2s, with due dates from
               September 1, 2024 to February 1, 2033                152,643,769
       968,245 6 1/2s, with due dates from February
               1, 2016 to February 1, 2017                            1,023,030
   213,139,000 6 1/2s, TBA, October 1, 2032                         222,130,908
        53,279 6s, November 1, 2028                                      55,121
    36,515,642 5 1/2s, with due dates from December
               1, 2013 to February 1, 2018                           37,816,395
    38,935,795 5s, with due dates from September 1,
               2018 to September 1, 2033                             39,008,532
    53,466,960 5s, with due dates from January 1,
               2017 to July 1, 2018                                  54,818,837
               Government National Mortgage
               Association Pass-Through Certificates
       506,437 8s, with due dates from April 15,
               2030 to May 15, 2030                                     547,205
    17,875,414 7 1/2s, with due dates from February
               15, 2022 to September 15, 2030                        19,262,429
     1,267,715 7s, with due dates from November 15,
               2022 to January 15, 2031                               1,349,227
    74,780,472 6 1/2s, with due dates from October
               15, 2025 to April 15, 2033                            78,572,089
       453,976 6s, with due dates from October 15,
               2023 to January 15, 2029                                 474,506
    49,672,206 5s, with due dates from August 15,
               2033 to August 15, 2033                               49,810,875
                                                                 --------------
                                                                    838,457,072

U.S. Government and Agency Obligations (20.3%)
-------------------------------------------------------------------------------
   244,410,000 Fannie Mae 7 1/4s, January 15, 2010                  293,721,917

U.S. Treasury Obligations (18.9%)
-------------------------------------------------------------------------------
               U.S. Treasury Bonds
    16,475,000 8s, November 15, 2021                                 22,851,336
    10,948,000 7 1/2s, November 15, 2016                             14,291,421
   128,062,000 6 1/4s, May 15, 2030 (SEG)                           151,958,625
    45,670,000 6s, February 15, 2026                                 52,058,457
    31,105,000 4 1/4s, August 15, 2013                               31,886,264
                                                                 --------------
                                                                    273,046,103
                                                                 --------------
               Total U.S. government and agency
               obligations (cost $1,383,960,194)                 $1,405,225,092

Collateralized mortgage obligations (9.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Fannie Mae
    $9,026,272 Ser. 02-T18, Class A4, 7 1/2s, 2042                   $9,943,760
     5,299,411 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    5,838,064
    40,307,055 Ser. 02-T16, Class A3, 7 1/2s, 2042                   44,404,122
       964,474 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                    1,062,509
     7,887,936 Ser. 02-W4, Class A5, 7 1/2s, 2042                     8,689,717
     6,594,770 Ser. 01-T10, Class A2, 7 1/2s, 2041                    7,265,105
     2,371,740 Ser. 02-T4, Class A3, 7 1/2s, 2041                     2,612,818
       952,326 Ser. 02-T6, Class A2, 7 1/2s, 2041                     1,049,127
     3,420,106 Ser. 01-T12, Class A2, 7 1/2s, 2041                    3,767,748
     1,561,588 Ser. 01-T8, Class A1, 7 1/2s, 2041                     1,720,318
     9,004,442 Ser. 01-T7, Class A1, 7 1/2s, 2041                     9,919,711
       306,893 Ser. 99-T2, Class A1, 7 1/2s, 2039                       338,088
     2,857,087 Ser. 02-T1, Class A3, 7 1/2s, 2031                     3,147,499
     4,128,056 Ser. 00-T6, Class A1, 7 1/2s, 2030                     4,547,658
       410,580 Ser. 02-W3, Class A5, 7 1/2s, 2028                       452,314
     4,061,873 Ser. 03-W6, Class 11, IO, Interest
               Only (IO), 2.305s, 2042                                  106,720
    92,202,075 Ser. 03-W10, Class 3A, IO, 2.247s, 2043                3,904,182
    76,821,433 Ser. 03-W10, Class 1A, IO, 2.227s, 2043                3,288,918
     3,653,664 Ser. 03-W6, Class 21, IO, 1.941s, 2042                    67,382
     1,416,084 Ser. 03-W10, Class 1A1, 1.701s, 2032                   1,414,093
    20,177,353 Ser. 329, Class 2, IO, 5 1/2s, 2033                    4,224,734
    11,361,795 Ser. 337, Class 2, IO, 5s, 2033                        2,719,730
    30,260,567 Ser. 332, Class 2, IO, 6s, 2033                        5,655,095
    24,642,580 Ser. 03-22, IO, 6s, 2033                               4,281,645
    11,962,257 Ser. 01-T12, Class IO, 0.573s, 2041                      213,078
    20,156,031 Ser. 01-50, Class B1, IO, 0.484s, 2041                   319,060
     4,929,975 Ser. 03-W2, Class 1, IO, 0.47s, 2042                      73,367
    58,640,376 Ser. 02-T4, IO, 0.447s, 2041                             815,468
    10,779,652 Ser. 02-T1, IO, 0.422s, 2031                             144,852
     7,429,859 Ser. 03-W6, Class 3, IO, 0.366s, 2042                     81,771
    16,408,068 Ser. 01-79, Class BI, IO, 0.344s, 2045                   159,625
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
     1,201,660 Ser. T-58, Class A4, 7 1/2s, 2043                      1,321,263
       931,149 Ser. T-42, Class A5, 7 1/2s, 2042                      1,025,797
               Freddie Mac
    11,423,685 Ser. 216, IO, 6s, 2032                                 1,709,989
    14,558,052 Ser. 212, IO, 6s, 2031                                 1,988,084
     5,098,600 Ser. 2553, Class IJ, IO, 5 1/2s, 2020                    337,782
     4,270,537 Ser. 2422, Class SB, IO, 6.88s, 2029                      53,382
     4,912,944 Government National Mortgage
               Association Ser. 02-59,  Class TI,
               IO, 6s, 2026                                              98,259
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $154,782,909)                     $138,762,834

Short-term investments (8.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $50,000,000 Freddie Mac 1.03s, November 18, 2003                 $49,931,333
       750,000 U.S Treasury Bills zero %, November
               6, 2003 (SEG)                                            749,177
    64,161,000 Interest in $263,000,000 joint
               tri-party repurchase agreement
               dated September 30, 2003 with
               Goldman Sachs & Co. due  October 1,
               2003 with respect to various U.S.
               Government  obligations -- maturity
               value of $64,162,925 for an
               effective  yield of 1.08%                             64,161,000
                                                                 --------------
               Total Short-term investments
               (cost $114,841,510)                                 $114,841,510
-------------------------------------------------------------------------------
               Total Investments (cost $1,653,584,613)           $1,658,829,436
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,443,424,787.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2003.

      TBA after the name of a security represents to be announced securities (Note 1).


------------------------------------------------------------------------------------------------------
Futures contracts outstanding at September 30, 2003
------------------------------------------------------------------------------------------------------
                                                                                           Unrealized
                                         Market         Aggregate        Expiration     appreciation/
                                          value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
U.S. Treasury Bond (Short)          $12,897,969       $12,133,809            Dec-03         $(764,160)
U.S. Treasury Note 5 yr. (Long      110,972,438       107,378,004            Dec-03         3,594,434
U.S. Treasury Note
10 yr. (Short)                       63,846,125        61,706,391            Dec-03        (2,139,734)
------------------------------------------------------------------------------------------------------
                                                                                             $690,540
------------------------------------------------------------------------------------------------------
TBA sales commitments at September 30, 2003
(proceeds receivable $113,159,974)
                                                        Principal        Settlement            Market
                                                           amount              date             value
------------------------------------------------------------------------------------------------------
FNMA 6 1/2s, October 2033                             $74,000,000          10/15/03       $77,121,912
FNMA 5s, October 2033                                  36,993,000          10/15/03        36,993,000
------------------------------------------------------------------------------------------------------
                                                                                         $114,114,912
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,653,584,613) (Note 1)                                       $1,658,829,436
-------------------------------------------------------------------------------
Cash                                                                5,878,029
-------------------------------------------------------------------------------
Interest and other receivables                                     13,141,664
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                453,247
-------------------------------------------------------------------------------
Receivable for securities sold                                    142,898,256
-------------------------------------------------------------------------------
Total assets                                                    1,821,200,632

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                  71,000
-------------------------------------------------------------------------------
Payable for securities purchased                                  254,676,091
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          5,325,315
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,124,395
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            291,059
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                132,014
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,562
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                949,318
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$113,159,974) (Note 1)                                            114,114,912
-------------------------------------------------------------------------------
Other accrued expenses                                                 90,179
-------------------------------------------------------------------------------
Total liabilities                                                 377,775,845
-------------------------------------------------------------------------------
Net assets                                                     $1,443,424,787

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,485,221,041
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          781,725
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (47,558,404)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          4,980,425
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,443,424,787

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,238,690,232 divided by 136,434,292 shares)                          $9.08
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.08)*                  $9.53
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($169,609,851 divided by 18,788,448 shares)**                           $9.03
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,816,137 divided by 1,083,889 shares)**                              $9.06
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,468,138 divided by 709,909 shares)                                  $9.11
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.11)*                  $9.42
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,008 divided by 111 shares)                            $9.08
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($18,839,421 divided by 2,076,278 shares)                 $9.07
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended September 30, 2003

Interest income:                                                  $54,751,510
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,982,063
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,337,079
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             47,950
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       22,346
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               3,388,102
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,092,738
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 122,338
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  44,292
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Other                                                                 735,462
-------------------------------------------------------------------------------
Total expenses                                                     17,772,373
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (230,261)
-------------------------------------------------------------------------------
Net expenses                                                       17,542,112
-------------------------------------------------------------------------------
Net investment income                                              37,209,398
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   41,795,890
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (1,100,974)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts, and TBA sale commitments during the year               (36,032,588)
-------------------------------------------------------------------------------
Net gain on investments                                             4,662,328
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $41,871,726
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                             Year ended
                                                            September 30
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $37,209,398      $65,892,575
-------------------------------------------------------------------------------
Net realized gain on investments                  40,694,916       30,474,997
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   (36,032,588)      13,175,973
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        41,871,726      109,543,545
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                      (36,781,036)     (64,565,936)
-------------------------------------------------------------------------------
    Class B                                       (4,156,172)      (7,241,793)
-------------------------------------------------------------------------------
    Class C                                         (242,256)        (389,654)
-------------------------------------------------------------------------------
    Class M                                         (221,187)        (392,358)
-------------------------------------------------------------------------------
    Class R                                              (10)              --
-------------------------------------------------------------------------------
    Class Y                                         (651,570)        (841,940)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (245,843,799)     (15,107,058)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (246,024,304)      21,004,806

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,689,449,091    1,668,444,285
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $781,725 and $--,
respectively)                                 $1,443,424,787   $1,689,449,091
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------


Per-share                                                       Year ended September 30
operating performance                      2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.08           $8.87           $8.45           $8.42           $9.11
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                   .22             .37             .46             .49             .46
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .02             .26             .42             .02 (d)        (.65)
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .24             .63             .88             .51            (.19)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.24)           (.42)           (.46)           (.48)           (.50)
-------------------------------------------------------------------------------------------------------------------
Total distributions                        (.24)           (.42)           (.46)           (.48)           (.50)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $9.08           $9.08           $8.87           $8.45           $8.42
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     2.73            7.31           10.66            6.32           (2.12)
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $1,238,690      $1,412,248      $1,443,830      $1,401,126      $1,557,539
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.00             .98             .99             .97             .98
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  2.41            4.24            5.30            5.84            5.30
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   550.68 (f)      339.11 (f)      372.36 (f)      447.42          240.06 (e)
-------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond
    Fund.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------


Per-share                                                        Year ended September 30
operating performance                      2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.02           $8.82           $8.42           $8.39           $9.08
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                   .15             .30             .39             .42             .39
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .03             .25             .40             .03 (d)        (.64)
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .18             .55             .79             .45            (.25)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.17)           (.35)           (.39)           (.42)           (.44)
-------------------------------------------------------------------------------------------------------------------
Total distributions                        (.17)           (.35)           (.39)           (.42)           (.44)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $9.03           $9.02           $8.82           $8.42           $8.39
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     2.06            6.44            9.65            5.52           (2.83)
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $169,610        $231,724        $186,429        $120,616        $165,020
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.75            1.73            1.74            1.72            1.73
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  1.67            3.49            4.55            5.09            4.56
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   550.68 (f)      339.11 (f)      372.36 (f)      447.42          240.06 (e)
-------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond
    Fund.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------------
                                                                                                        For the
                                                                                                         period
                                                                                                 July 26, 1999+
Per-share                                                Year ended September 30                    to Sept. 30
operating performance                      2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.05           $8.85           $8.43           $8.41           $8.42
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                   .15             .30             .39             .42             .07
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                         .03             .25             .42             .03 (d)          -- (f)
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .18             .55             .81             .45             .07
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.17)           (.35)           (.39)           (.43)           (.08)
-------------------------------------------------------------------------------------------------------------------
Total distributions                        (.17)           (.35)           (.39)           (.43)           (.08)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $9.06           $9.05           $8.85           $8.43           $8.41
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     2.06            6.45            9.88            5.50            0.80*
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $9,816         $13,839          $8,498          $3,012            $240
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.75            1.73            1.74            1.72             .32*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  1.67            3.49            4.48            5.09             .87*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   550.68 (g)      339.11 (g)      372.36 (g)      447.42          240.06 (e)
-------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond
    Fund.

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------


Per-share                                                      Year ended September 30
operating performance                      2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $9.10           $8.90           $8.48           $8.45           $9.14
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                   .20             .35             .44             .46             .44
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .03             .24             .41             .03 (d)        (.65)
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .23             .59             .85             .49            (.21)
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.22)           (.39)           (.43)           (.46)           (.48)
-------------------------------------------------------------------------------------------------------------------
Total distributions                        (.22)           (.39)           (.43)           (.46)           (.48)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $9.11           $9.10           $8.90           $8.48           $8.45
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     2.56            6.88           10.33            6.00           (2.36)
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $6,468         $10,558          $9,094          $7,057          $7,624
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.25            1.23            1.24            1.22            1.23
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  2.19            3.98            5.05            5.59            5.06
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   550.68 (f)      339.11 (f)      372.36 (f)      447.42          240.06 (e)
-------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Quality Bond
    Fund.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------------------------
                                                                                                        For the
                                                                                                         period
                                                                                                 April 1, 2003+
Per-share                                                                                           to Sept. 30
operating performance                                                                                      2003
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                       $9.11
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                   .09
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                 (.02)
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                       .07
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                          (.10)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                        (.10)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                             $9.08
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                      .72*
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                               $1
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                   .63*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                  1.32*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                   550.68 (d)
-------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------------
                                                                                                        For the
                                                                                                         period
                                                                                Year ended        July 2, 2001+
Per-share                                                                      September 30         to Sept. 30
operating performance                                                      2003            2002            2001
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                       $9.07           $8.87           $8.56
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                   .24             .39             .11
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                         .03             .25             .31
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                       .27             .64             .42
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                                                          (.27)           (.44)           (.11)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.27)           (.44)           (.11)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                             $9.07           $9.07           $8.87
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                     3.00            7.49            4.96*
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                          $18,839         $21,082         $20,594
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                   .75             .73             .19*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                  2.68            4.48            1.23*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                   550.68 (d)      339.11 (d)      372.36 (d)
-------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
September 30, 2003

Note 1
Significant accounting policies

Putnam American Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on April 1, 2003. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

F) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

G) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2003, the fund had a capital loss carryover of $46,421,480 available to the extent allowed by tax law to offset future capital gains, if any. This amount includes $1,667,304 of capital losses acquired in connection with the acquisition of Putnam High Quality Bond Fund in 1999, which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
---------------------------------------
    $1,667,304      September 30, 2006
    44,754,176      September 30, 2008

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, the expiration of a capital loss carryover, unrealized gains and losses on certain futures contracts, and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2003, the fund reclassified $5,624,558 to increase undistributed net investment income and $197,171,075 to decrease paid-in-capital with a decrease to accumulated net realized losses of $191,546,517.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

<NOTESTABLE>
Unrealized appreciation            $26,460,471
Unrealized depreciation            (21,662,034)
                                  ------------
Net unrealized appreciation          4,798,437
Capital loss carryforward          (46,421,480)
Cost for federal income
tax purposes                    $1,654,030,999


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, $0.39% of the next $5 billion, and $0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2003, the fund's expenses were reduced by $230,261 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,088 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustees compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustees compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $107,359 and $652 from the sale of class A and class M shares, respectively, and received $588,706 and $4,637 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2003, Putnam Retail Manage ment, acting as underwriter, received $188,375 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended September 30, 2003, cost of purchases and proceeds from sales of U.S. government and agency obligations other than short-term investments aggregated $7,146,434,067 and $7,533,692,664, respectively.


Note 4
Capital shares

At September 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         24,523,678      $221,745,417
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,824,223        25,568,858
----------------------------------------------------------------
                                    27,347,901       247,314,275

Shares repurchased                 (46,531,076)     (420,958,508)
----------------------------------------------------------------
Net decrease                       (19,183,175)    $(173,644,233)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         76,306,971      $675,946,147
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     4,709,581        41,571,843
----------------------------------------------------------------
                                    81,016,552       717,517,990

Shares repurchased                 (88,207,675)     (779,802,989)
----------------------------------------------------------------
Net decrease                        (7,191,123)     $(62,284,999)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,399,632       $66,675,499
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       378,100         3,403,167
----------------------------------------------------------------
                                     7,777,732        70,078,666

Shares repurchased                 (14,672,695)     (131,886,637)
----------------------------------------------------------------
Net decrease                        (6,894,963)     $(61,807,971)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,993,489      $123,700,759
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       643,422         5,655,066
----------------------------------------------------------------
                                    14,636,911       129,355,825

Shares repurchased                 (10,090,116)      (88,679,976)
----------------------------------------------------------------
Net increase                         4,546,795       $40,675,849
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            483,202        $4,367,085
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        23,344           210,850
----------------------------------------------------------------
                                       506,546         4,577,935

Shares repurchased                    (951,585)       (8,564,777)
----------------------------------------------------------------
Net decrease                          (445,039)      $(3,986,842)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,774,708       $15,707,263
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        37,738           332,578
----------------------------------------------------------------
                                     1,812,446        16,039,841

Shares repurchased                  (1,244,008)      (10,954,686)
----------------------------------------------------------------
Net increase                           568,438        $5,085,155
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            457,298        $4,159,909
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        21,749           198,475
----------------------------------------------------------------
                                       479,047         4,358,384

Shares repurchased                    (928,723)       (8,415,967)
----------------------------------------------------------------
Net decrease                          (449,676)      $(4,057,583)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            920,237        $8,181,734
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        39,528           350,097
----------------------------------------------------------------
                                       959,765         8,531,831

Shares repurchased                    (822,311)       (7,275,423)
----------------------------------------------------------------
Net increase                           137,454        $1,256,408
----------------------------------------------------------------

                                    For the period April 1, 2003
                                    (commencement of operations)
                                           to September 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                110            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                10
----------------------------------------------------------------
                                           111             1,010

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               111            $1,010
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,090,435       $18,844,208
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        72,059           651,570
----------------------------------------------------------------
                                     2,162,494        19,495,778

Shares repurchased                  (2,410,111)      (21,843,958)
----------------------------------------------------------------
Net decrease                          (247,617)      $(2,348,180)
----------------------------------------------------------------

                                   Year ended September 30, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,037,132       $18,107,007
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        95,223           841,940
----------------------------------------------------------------
                                     2,132,355        18,948,947

Shares repurchased                  (2,130,714)      (18,788,418)
----------------------------------------------------------------
Net increase                             1,641          $160,529
----------------------------------------------------------------

At September 30, 2003, Putnam, LLC owned 111 class R shares of the fund (100% of class R shares outstanding), valued at $1,008.


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties, including certain open-end Putnam funds. Putnam Management has agreed to bear any reasonable legal costs incurred by the Putnam funds in connection with defending these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending actions will have a material adverse financial impact on the fund is remote, and that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of September 30, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN027-203395  033/292/895  11/03

Not FDIC Insured   May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam American Government Income Fund
Supplement to Annual Report dated 9/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 9/30/03

                                                                        NAV

1 year                                                                 3.00%
5 years                                                               27.55
Annual average                                                         4.99
10 years                                                              76.13
Annual average                                                         5.82
Life of fund (since class A inception, 3/1/85)
Annual average                                                         7.32

Share value:                                                            NAV

9/30/02                                                               $9.07
9/30/03                                                               $9.07

----------------------------------------------------------------------------

Distributions:             No.     Income     Capital gains           Total
                           12      $0.268          --                $0.268

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 25, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: November 25, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: November 25, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 25, 2003